NOMURA PACIFIC BASIN FUND, INC.

                     Supplement dated June 19, 2001 to the
                        Prospectus dated July 28, 2000

The following paragraphs are added following the first paragraph appearing in the section headed "Management of the Fund" appearing on page 15:

     On May 23, 2001, the Board of Directors of the Nomura Pacific Basin Fund, Inc., elected Mr. Kazuhiko Hama as President, Portfolio Manager and a Director of the Fund, effective June 19, 2001. Mr. Hama also became the President and a Director of Nomura Asset Management U.S.A. Inc. (the Fund's "Manager") effective June 19, 2001. Mr. Hama was a Director for Nomura Asset Management Co., Ltd. ("NAM") (formerly The Nomura Securities Investment Trust Management Co., Ltd.) from 1996 to 1998, Senior Officer of NAM from 1999 to 2000, and Management Executive of NAM from 2000 to June 2001.

     NAM, the Fund's "Investment Adviser", provides investment recommendations to Nomura Asset Management U.S.A. Inc. Mr. Kazuhiko Hama is primarily responsible for the day-to-day management of the portfolio of the Fund.





Release:28

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                        NOMURA PACIFIC BASIN FUND, INC.

                     Supplement dated June 19, 2001 to the
            Statement of Additional Information dated July 28, 2000

     The section headed "Directors and Officers" beginning on page 7 is amended as follows:

     The biography of Nobuo Katayama appearing on page 7 is hereby removed, and is replaced by the following biography of Mr. Kazuhiko Hama, who is primarily responsible for the day-to-day management of the Fund's portfolio:

     Kazuhiko Hama (55) - President and Director (1)(2) - President and Director of the Manager effective June 19, 2001. Director of NAM (formerly The Nomura Securities Investment Trust Management Co., Ltd.) from 1996 to 1998, Senior Officer of NAM from 1999 to 2000, and Management Executive of NAM from 2000 to June 19, 2001.

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